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                                                               EXHIBIT (10)j




                          HACH COMPANY

                   DEFERRED COMPENSATION PLAN






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                       TABLE  OF  CONTENTS

Article     Title                                        Page No.
- -------     -----                                        --------

   1        History and Name                                 1

   2        Purpose                                          2

   3        Definitions                                      3

   4        Operation and Administration                     6

   5        Eligibility for Participation                    9

   6        Participant Allocations                         11

   7        Company Allocations                             13

   8        Establishment of Accounts                       14

   9        Maintenance of Accounts and Valuation
              of Plan                                       15

  10        Funding Limitations                             17

  11        Vesting                                         18

  12        Regulations Governing Distribution of
              Benefits after Termination of Employment      19

  13        Beneficiary Designation                         25

  14        Amendment and Termination                       26

  15        General Provisions                              27



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                           HACH COMPANY

                    DEFERRED COMPENSATION PLAN


ARTICLE 1

HISTORY AND NAME

Effective September 1, 1988, Hach Company established the Supplemental Executive Benefit Program of Hach Company in order to provide certain key employees with benefits upon retirement, death, disability or other termination of employment, for the purpose of promoting in its key employees the strongest interest in the successful operation of the Company and to induce such employees to remain in the employ of the Company.

The  plan  set  forth  herein shall be known as  the  Hach  Company
Deferred Compensation Plan and, effective March 1, 1995, constitutes an amendment in its entirety to the Supplemental Executive Benefit Program of Hach Company for the benefit of eligible key employees and their beneficiaries in the manner and to the extent set forth in such plan.



                                                                  1

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ARTICLE 2

PURPOSE

The   plan  is  intended  to  constitute  a  nonqualified  deferred retirement plan which, in accordance with ERISA -Section Symbols- 201(2), 301(a)(3) and 401(a)(1), is "unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees."

The purpose of the Plan is to acknowledge and reward certain key employees of the Company for their efforts on behalf of the Company by maximizing their ability to save on a tax-deferred basis and providing such key employees with benefits that shall not be restricted by any qualified plan limitations and/or requirements. Such limitations and requirements shall include, but not be limited to, the following:

2.1         ELECTIVE DEFERRAL CONTRIBUTION LIMITATION

            The $9,240 (1994 limit) limitation placed on elective employee contributions in accordance with Sections
            402(g)  of  the  Internal Revenue  Code  (the  "Code"),
            which limitation shall be adjusted annually for increases in the cost-of-living in accordance with
            Article 415(d) of the Code.

2.2         COMPENSATION LIMITATION

            The $150,000 (1994 limit) maximum on compensation taken into account for all purposes under a qualified plan in accordance with Section 401(a)(17) of the Code, which limitation shall be adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code.

2.3         LIMITATION ON ANNUAL ADDITIONS

            The limitation on annual additions to qualified retirement plans in accordance with Section 415(c) of the Code, which limitation shall be adjusted annually for increases in the cost-of-living in accordance with
            Article 415(d) of the Code.

2.4         MINIMUM PARTICIPATION REQUIREMENT

            The    participation   requirements    under    Article
            401(a)(26) of the Code.

2.5         NONDISCRIMINATION REQUIREMENTS

            The   nondiscrimination  testing   requirements   under
            Articles 401(k) and (m) of the Code.



                                                                   2

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ARTICLE 3

DEFINITIONS

For purposes of the Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. Wherever used, the masculine pronoun shall include the feminine pronoun and the feminine pronoun shall include the masculine and the singular shall include the plural and the plural shall include the singular.

3.1 "Account" shall mean a recordkeeping source from which Plan benefits are provided. The specific Accounts under this Plan are listed in Section 8.1 and described more fully in
       Section 12.

3.2 "Beneficiary" shall mean the person or persons designated in accordance with Article 13 to receive any benefits under the Plan in the event of a Participant's death.

3.3 "Board of Directors" shall mean the full Board of Directors of the Company.

3.4 "Bonus Compensation" shall mean any cash remuneration paid to a Participant, excluding Regular Compensation and Quarterly Cash Profit Sharing Compensation, as a specific incentive bonus or award, including Voluntary Deferral Allocations made hereunder, the source of which is Bonus Compensation.

3.5    "Committee" shall mean the Board of Directors or the  person
       or   persons   appointed  by  the  Board  of  Directors   to
       administer the Plan.

3.6 "Company" shall mean Hach Company, or any affiliate, subsidiary or associate company which shall adopt the Plan for its employees with the approval of Hach Company, including any successor to the Company as a result of a statutory merger, purchase of assets or any other form of reorganization of the business of the Company.

3.7 "Deferred Retirement Date" shall mean the first day of any month subsequent to the Participant's Normal Retirement Date.

3.8    "Determination  Date"  shall mean the  Valuation  Date  next
       subsequent   to   the   date  on  which  the   Participant's
       termination of employment occurs.

3.9 "Disability" or "Disabled" shall mean any physical or mental condition which may which meets the definition and provisions described in the Company's group long-term disability contract covering the Participants of this Plan.



                                                                   3

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3.10   "Disability Termination Date" shall mean one year  following the date on which a Participant is Disabled.

3.11 "Effective Date" shall mean September 1, 1988, the date as of which the Plan was established.

           "Supplemental Effective Date" shall mean March 1, 1995, the last date as of which the Plan was amended in its entirety.

3.12 "Employee" shall mean a person who is employed by the Company and falls under the usual common law rules applicable in determining the employer-employee relationship.

3.13 "Key Employee" shall mean an Employee who is designated for eligibility in the Plan by the Committee in accordance with
       Section 4.2.

3.14 "Participant" shall mean any Employee who is participating in the Plan in accordance with the provisions herein set forth.

3.15 "Normal Retirement Date" shall mean the date on which a Participant attains age 62.

3.16 "Plan" shall mean the Hach Company Deferred Compensation Retirement Plan as it may be amended from time to time.

3.17 "Plan Year" shall mean a period of 11 consecutive months commencing on the Effective Date and ending on December 31, 1995. Thereafter, "Plan Year" shall mean a period of 12 consecutive months commencing on January 1, 1996 and each January 1 thereafter.

3.18 "Quarterly Cash Profit Sharing Compensation" shall mean cash incentive remuneration, excluding Bonus Compensation and Regular Compensation made to a Participant, including Voluntary Deferral Allocations made hereunder, the source of which is Quarterly Cash Profit Sharing Compensation.

3.19 "Regular Compensation" shall mean the Participant's wages for the Plan Year paid by the Company of the type reported in box 1 of Form W-2 (1993). Such wages shall include amounts within the meaning of Section 3401(a) of the Code plus any other amounts paid to the Participant by the Company for which the Company is required to furnish a written statement under Section 6041(d), 6051(a)(3) and 6052 of the Code, determined without regard to any rules that limit the amount required to be reported based on the nature or location of the employment or services performed,

       (i)   exclusive of

             (A)  Bonus Compensation;

             (B)  Quarterly Cash Profit Sharing  Compensation;



                                                                  4

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             (C)  severance pay on a non payroll basis;

             (D)  nonqualified  plan  payments; and

             (E)  welfare  benefits,  fringe  benefits (cash  and
                  non-cash),  reimbursements  of   other  expense
                  allowances and  moving expenses.

      (ii)   inclusive of

             (A) any amounts deferred under any nonqualified plan, including the Plan; and

             (B) the amount of any contributions made by the Company under any salary reduction or similar arrangement to a qualified deferred compensation, pension or cafeteria plan, contributions to a simplified employee pension plan described in Section 408(k) of the Code.

3.20 "Retirement" shall mean the termination of employment of a Participant on his Normal or Deferred Retirement Date.

3.21 "Trust Agreement" shall mean the instrument executed by the Company and the Trustee fixing the rights and liabilities of each with respect to holding and administering the Trust Fund.

3.22 "Trustee" shall mean the Trustee or any successor Trustee, appointed by the Board of Directors, acting in accordance with the terms of the Trust Agreement.

3.23 "Trust Fund" shall mean all assets held by the Trustee for the purposes of the Plan in accordance with the terms of the Trust Agreement. The Board of Directors shall, subject to the provisions of Article 10, establish such a Trust Fund (known as a "rabbi trust") for the purpose of accumulating funds to satisfy the obligations incurred by the Company under the Plan.

3.24 "Valuation Date" shall mean the last day of each March, June, September and December and such other dates as the Committee may determine from time to time.



                                                                   5

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ARTICLE 4

OPERATION AND ADMINISTRATION OF THE PLAN


4.1    ORGANIZATION OF THE COMMITTEE

      (a) The Board of Directors shall serve as the Committee to administer the Plan or shall appoint a Committee to administer the Plan, who, upon acceptance of such appointment, shall serve at the pleasure of the Board of Directors. Any member may resign by delivering his written resignation to the Board of Directors and to the Committee. Vacancies in the Committee arising from resignation, death, or removal shall be filled by the Board of Directors.

      (b) The Committee shall act by a majority of its members unless unanimous consent is required by the Plan or by unanimous approval of its members if there are two or less members in office at the time. In the event of a Committee deadlock, the Committee shall determine the method for resolving such deadlock. No Committee member shall act upon any question pertaining solely to himself, and the other member or members shall make any determination required by the Plan in respect to such member.

      (c) The Committee may, by unanimous consent, delegate specific authority and responsibilities to one or more of its members. The member or members so designated shall be solely liable, jointly and severally, for their acts or omissions with respect to such delegated authority and responsibilities. Committee members not so designated shall be relieved from liability for any act or omission resulting from such delegation.

4.2    COMMITTEE DISCRETION

       The Committee shall, by written action prior to the first day of each Plan Year, designate those Employees, if any, who are to be Key Employees for purposes of Article 5.



                                                                   6

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4.3    AUTHORITY AND RESPONSIBILITY

       The Committee shall have full authority and responsibility to interpret and construe the Plan and determine all questions of the status and rights of the Participants and the amounts of their allocations. Its interpretation, construction or determination, as the case may be, shall be final and conclusive on both the Company and the Participants and their respective successors, assigns, personal representatives and Beneficiaries. Such authority and responsibility shall include, but shall not be limited to, the following:

       (a) appointment of qualified accountants, consultants, administrators, counsel, appraisers, or other persons it deems necessary or advisable, who shall serve the Committee as advisors only and shall not exercise any discretionary authority, responsibility or control with respect to the management or administration of the Plan;

       (b)   determination  of   all   benefits,   and   resolution
             of all questions  arising  from   the  administration,
             interpretation and application of  the  Plan;

       (c)   adoption    of   forms   and   regulations   for   the
             administration of the Plan;

       (d)   remedy  of  all  inequity  resulting  from   incorrect
             information      received    or    communicated, or of
             administrative error;

       (e) settlement or compromise of any claims or debts arising from the operation of the Plan and the commencement of any legal actions or administrative proceeding.

4.4    RECORDS AND REPORTS

       The  Committee   shall  keep  a  record  of its  proceedings
       and acts and shall keep books of account, records and other data necessary for the proper administration of the Plan.

       Following each Valuation Date, the Committee shall provide each Participant with a detailed statement of his Account, including all transactions affecting his Account during the calendar quarter of reference, and reflecting the most recent valuation of his Account.

4.5    REQUIRED INFORMATION

       The Company, Participants or Beneficiaries entitled to benefits shall furnish forms and any information or evidence as requested by the Committee for the proper administration of the Plan. Failure on the part of any Participant or Beneficiary to comply with such request within a reasonable



                                                                  7

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       period of time  shall  be  sufficient  grounds  for delay in the payment of benefits until the information or evidence requested is received.

4.6    PAYMENT OF EXPENSES OF PLAN

       The   expenses  of  the  Committee  in  connection with  the
       administration of the Plan shall be the responsibility of the Company.

4.7    INDEMNIFICATION

       The Company shall indemnify and hold the members of the Committee harmless against liability incurred in the administration of the Plan, except for the gross negligence or willful misconduct of any member.



                                                                  8

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ARTICLE 5

ELIGIBILITY FOR PARTICIPATION

5.1    INITIAL ELIGIBILITY

       (a) Each Key Employee on the Effective Date will be eligible to participate in the Plan as of such date.

       (b) Each other Key Employee will be eligible to participate in the Plan as of the January 1 following the attainment of his status as a Key Employee in accordance with Section 4.2.

5.2    VOLUNTARY PARTICIPATION

       Participation in the Plan by Key Employees is entirely voluntary. As further specified in Section 6.2, a Key Employee must sign an election form and submit the signed form to the Committee before the date he elects to become a Participant of the Plan.

5.3    COMMITTEE RULES AND REGULATIONS

       The Committee shall, through the adoption of a set of rules and regulations, provide for methods used in advising a Key Employee of his eligibility in the Plan, and all
       forms   necessary  for  the  Key  Employee   to   elect   to
       participate.

5.4    CESSATION OF PARTICIPATION

       (a) For purposes of Articles 6, 7 and 11, an individual shall cease to be a Participant on the earliest of:

             (i)   the date on which he ceases to be a Key Employee;

             (ii) the date on which he terminates employment with the Company; and

             (iii) the date on which the Plan terminates.

        (b) For all other plan purposes, an individual shall cease to be a Participant on the date the total vested value of his Account has been paid.

        (c) Notwithstanding the foregoing Subsections (a) and (b), in the event that the Department of Labor (DOL) issues regulations or other official notice specifically defining the group of employees that may participate in a plan of this type and any current Participants do not meet the criteria set forth in the DOL regulations or notice, such Participants shall be deemed to be



                                                                     9

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             individuals   described under Subsection (a)(i) as  of
             the later of the effective date or publication date of the notice or regulations, provided such notice or regulations include a grandfather provision for such participants with respect to their account balances on such date. In the event no such grandfather provision is provided, the accounts of such participants shall be distributed in accordance with the last paragraph of Subsection 12.1(a).



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ARTICLE 6

PARTICIPANT ALLOCATIONS

6.1    VOLUNTARY DEFERRAL ALLOCATIONS

       (a) Until the date of his cessation of participation in accordance with Subsection 5.4(a), a Participant may, as of the Effective Date or, if later, when first eligible or any January 1 thereafter elect to reduce his

             1. Base Compensation by any fixed percentage ("Regular Deferral Rate") for a current Plan Year up to a maximum of 25% of such Regular Compensation, or

             2.  Bonus   Compensation  by  any   fixed   percentage
                 ("Bonus Deferral Rate") for a current Plan Year up to a maximum of 100% of such Bonus Compensation,

             and to have a corresponding amount credited to his Accounts, in accordance with Section 4.2, by filing  a  the  applicable forms  in  accordance  with
             Section 6.2.

             The deferral shall be made from Regular or Bonus Compensation as the Participant shall specify; however, to the extent the deferral is to be made from Bonus Compensation and no or insufficient Bonus or Quarterly Cash Profit Sharing is paid, the deferral shall be reduced.

       (b) A Participant's Voluntary Deferral Allocations made in accordance with Subsection (a) shall take the form of before tax deferrals to the Participant's Voluntary Deferral Allocation Account. In the event that a Participant's Compensation should increase or decrease during the Plan Year, his allocations shall automatically be adjusted to reflect such change.

       (c) Notwithstanding the foregoing, a Participant may not make contributions to this Plan during any period for which contributions must be suspended in accordance with regulation section 1.401(k)-1(d)(2)(iii)(B)(3)
             of the Code, as  a    condition  of the Participant's
             receipt of a  hardship  withdrawal from  any plan  of
             the  Company   which includes  a  qualified  cash  or
             deferred arrangement under section 401(k) of the Code.

       (d) The amount of Compensation that a Participant elects to defer shall be credited to the Participant's Accounts as soon as practicable, but no longer than 30 days following the date on which the Participant is paid the nondeferred portion of the compensation which is the source of the deferral.



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       (e)   The  minimum amount a Participant may  defer  for  any
             Plan Year with respect to

             (i)   his Regular Deferral Rate is $1,000.

             (ii)  his  Bonus  Deferral  Rate  is $1,000.

             There shall be no minimum amount with respect to the Participant's Profit Sharing Deferral Rate

6.2    FORMS REQUIRED

       A Participant shall elect to contribute on forms and in the manner prescribed by the Committee. A new election must be made prior to each Plan Year for which the Participant is eligible to participate in the Plan, even if the Participant does not elect to contribute for such Plan Year.

6.3    IRREVOCABLE ELECTION

       A   Participant   may   not   modify  or   discontinue   his
       allocations for a Plan Year after the first day thereof.

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ARTICLE 7

COMPANY ALLOCATIONS


7.1    DISCRETIONARY ALLOCATIONS

       (a) The Company intends to allocate, for each Plan Year, such amounts as it shall determine.

       (b) The Company's allocation, if made, shall be allocated to each Participant in an amount to be determined by the Company.

             Notwithstanding the foregoing provision, a Participant shall be entitled to a share of the Company's allocation, if any, for the Plan Year of (i) his Retirement, Disability or death, (ii) the commencement or end of a leave of absence authorized by the Company or (iii) his transfer to another business entity to which such Participant had been transferred by the Company, even if the Participant is not in the employ of the Company on the last business day of such Plan Year.

7.2    SUPPLEMENTAL EXECUTIVE BENEFIT PROGRAM ALLOCATION

       For Participants who were Participants of the Plan on January 31, 1995, the Company shall allocate an amount equal to the actuarial present lump sum value as of the Supplemental Effective Date of the Participant's "Benefit Account" as such term is defined in accordance with the terms and provisions of the Plan prior to this restatement.

       Such   amount  shall  be  accounted  for separately from the
       Participant's   Voluntary  Deferral  Allocations   and   the
       Company's Discretionary Allocations.

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ARTICLE 8

ESTABLISHMENT OF ACCOUNTS

8.1    ESTABLISHMENT OF ACCOUNTS

       The   following   Accounts  shall   be   established    with
       respect to each Participant:

       (a)   Retirement Account,

       (b)   Education Account, and

       (c)   Fixed Period Account.

8.2    ACCOUNT AND SUBACCOUNT ALLOCATION

       (a) Each Participant shall submit to the Committee before the beginning of the Plan Year of reference a written statement specifying the respective percentages of the Participant's Voluntary Deferral Allocations and Company's Discretionary Allocations which are to be allocated to the Accounts listed in Subsection 8.1 and described more fully in Article 11.

             Notwithstanding the foregoing, the Company's Supplemental Executive Benefit Program Allocation shall automatically be allocated to the Retirement Account and shall remain so invested until distributed in accordance with Article 12.

       (b)   The  minimum amount which may be  allocated   to   each
             Account  and,  if  applicable,   to   each  subaccount,
             is $1,000.

8.3    IRREVOCABLE ALLOCATION

       An Eligible Employee may not amend or revoke an allocation made for or during a Plan Year.

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ARTICLE 9

MAINTENANCE, INVESTMENT AND VALUATION OF ACCOUNTS

9.1    MAINTENANCE OF ACCOUNTS

       The Committee shall establish and maintain a separate accounting in the name of each Participant, to which it shall credit all amounts allocated in accordance with Articles 6 and 7 and all earnings as determined in accordance with Section 9.2 and 9.3.

9.2    DEEMED INVESTMENT FUND ELECTION

       (a) Initial Election - Each Participant shall designate, in multiples of 10%, one or more of the funds referenced in Section 9.3 for the purpose of attributing earnings to his Account.

             If the Participant fails to designate such funds, the entire Account shall be deemed to be invested under the most conservative of the funds selected by the Committee in accordance with Section 9.3 (e.g. a money market fund or a fixed income fund).

        (b) Subsequent Election - A Participant may, by written election at least 10 days prior to the January,
             April, July or October 1 as of which an election is to be effective, change his fund election with respect to subsequent allocations but, until changed, a fund election shall remain in effect for all subsequent Plan Years.

        (c) Transfer Election - A Participant may, by written election change his fund election with respect to his then existing Account, provided such change
             (i) results in multiples of 10% in any one fund and (ii) is applied to the ending balance determined as of the applicable Valuation Date. Such change shall become effective as soon as administratively possible.

        (d) Such elections shall be the basis for the valuation of a Participant's Account in accordance with Section
             9.4 but shall not require the Company to actually place assets in such funds or purchase any specific assets for purposes of the Plan.

9.3    FUNDS

       The Committee shall choose investment vehicles on which to base the imputed earnings of Participant Accounts.

       Prior to the beginning of each Plan Year, the Committee, in its sole discretion, shall determine the general fund categories and the specific investment vehicles to be offered to Participants and shall notify the Participants of its decisions.

       Each Participant's Accounts shall be valued based upon the performance of the deemed investment fund ("fund") selected by the Participant. Such valuation shall reflect the net asset value expressed per share of the designated fund(s). The fair market value of a fund shall be determined by the Plan Administrator. It shall represent the fair market value of all securities or other property held for the respective fund, plus cash and accrued earnings, less accrued expenses and proper charges against the fund to the extent that they are not otherwise paid by the Company in accordance with Subsection 9.4. A valuation summary shall be prepared as of each Determination Date.

9.4    ALLOCATION OF EARNINGS AND EXPENSES

       (a) On the basis of the valuation as of a Valuation Date, the Accounts of all Participant's shall be
             (i) proportionately adjusted to reflect the deemed investment earnings such as interest, dividends, realized and unrealized investment profits and losses and (ii) directly adjusted to reflect all other applicable transactions during the Plan Year attributable to such Accounts including, but not limited to, any allocations or distributions.

       (b) In addition to its allocations, the Company may pay all the administrative expenses of the Plan and all fees and retainers of the Plan's accountants, counsel, consultant, administrator or other specialist so long as the Plan remains in effect.

ARTICLE 10

FUNDING LIMITATIONS


10 .1  BENEFIT STATUS

       (a) All benefits under the Plan are unfunded obligations of the Company.

       (b) At no time shall a Participant or the Participant's Beneficiary have any right, title or interest in or to any specific fund or assets of the Company.

       (c) As to any claim for benefits under the Plan, the Participant or the Participant's Beneficiary shall be a creditor of the Company in the same manner as any other creditor having a general claim for unpaid compensation.

10 .2  INVESTMENT AND BENEFIT PAYMENT OBLIGATION OF THE COMPANY

       (a)   Nothing contained herein shall require  the   Company
             to set aside or earmark any monies or other assets specifically for payments under the Plan.

       (b)   Neither  the   Company   nor  any  Trustee  shall   be
             obligated to purchase or maintain any asset, and any reference to investments is solely for the purpose of computing the value of benefits.

       (c) Neither this Plan nor any action taken pursuant to the terms of this Plan shall be considered to create a fiduciary relationship between the Company and the Plan Participants or any other persons, or to establish a trust in which the assets are beyond the claims of any unsecured creditor of the Company.

       (d)   Benefits  are payable as they  become due irrespective
             of  any actual investments  the  Company   may make to
             meet its obligations.

ARTICLE 11


VESTING

11.1   UPON RETIREMENT

       Upon eligibility for Retirement, a Participant shall have a 100% vested interest in his Account.

11.2   UPON DEATH OR DISABILITY TERMINATION

       Upon   the   death  of  a  Participant,  such  Participant's
       Beneficiary shall be entitled to a 100% vested interest in the Participant's Account.

11.3   UPON OTHER TERMINATION OF EMPLOYMENT

       Upon   termination  of  a  Participant's  employment   prior
       to his Retirement or death, the vested interest to which he shall be entitled with respect to

       (a)   his Voluntary  Deferral Allocations and  any    deemed
             investment  experience  attributable  thereto    shall
             be 100%;

       (b) his Company Allocations and any deemed investment experience attributable thereto shall be determined in accordance with the vesting schedule for Company contributions and any related provisions under the terms of the Company's qualified Profit Sharing Plan.

             Notwithstanding the foregoing, that portion of his Company Allocations attributable to the Company's Supplemental Executive Benefit Program Allocation shall be 100% vested at all times.

ARTICLE 12

REGULATIONS GOVERNING DISTRIBUTION OF BENEFITS

12.1   RETIREMENT ACCOUNT.

       (a)   COMMENCEMENT OF BENEFIT.

             If a Participant terminates employment for any reason, including death, the Company shall pay such
             Participant or his Beneficiary, if applicable, a benefit in the form determined under Subsection (b), based on the value of his Retirement Account as of the Participant's Determination Date as soon as administratively practicable following such Determination Date.

             Notwithstanding the foregoing paragraph, if an individual ceases to be a Participant in accordance with Subsection 5.4(c) and the circumstances described in the last sentence of such Subsection apply, the total value of his Retirement Account shall be distributed as soon as administratively practicable following the later of the effective date or publication date of the DOL notice or regulations.

       (b)   METHOD OF DISTRIBUTION

             (i)  UPON  NORMAL OR  DEFERRED  RETIREMENT

                  Distribution of the Participant's Retirement Account as a result of the Participant's Retirement shall be in one of the following forms at the Participant's election, subject to the rules set forth in Subsection (d).

                  (A)  a single lump sum.

                  (B) substantially equal annual installments over a period of not less than two nor more than ten full years.

                    Notwithstanding the foregoing, if the Participant's Retirement Account has a value less than $10,000 at the time benefits are to commence, then the Participant's benefit shall be paid as a lump sum as soon as administratively feasible following the Participant's Determination Date.

             (ii)   UPON  DEATH, DISABILITY TERMINATION   OR  OTHER
                    TERMINATION OF EMPLOYMENT (EXCLUDING NORMAL OR DEFERRED RETIREMENT)

                    Distribution of the Participant's Retirement Account as a result of the Participant's death, Disability Termination Date or other termination of employment (excluding Normal or Deferred Retirement) shall be in a single lump sum.

        (c)  DETERMINATION OF BENEFITS

             (i) In the event that the Participant elects to have his benefits distributed in accordance with Subsection (b)(i)(A), he shall receive a single lump sum equal to the total vested value of his Account determined as of his Determination Date.

             (ii) In the event that the Participant elects to have his benefits distributed in accordance with Subsection (b)(i)(B), the

                    (A) amount of  the  first  payment  shall   be
                        determined   by  multiplying the    vested
                        value of the   Participant's   Account  as
                        of his Determination  Date by  a fraction,

                        (1)  the denominator of which   equals the
                             number  of   years   over  which  the
                             benefits are  to  be  paid; and

                        (2)  the numerator of which is one.

                    (B) amounts   of   the   payments  for    each
                        succeeding year shall  be    determined by
                        multiplying  the vested  value  of     the
                        Participant's    Account  as    of     the
                        applicable     anniversary      of     his
                        Determination Date by a fraction,

                        (1)  the denominator of which  equals  the
                             number  of remaining years over which
                             the benefits are to be paid; and

                        (2)  the numerator of which  is  one.

       (d)   ELECTION OF FORM OF BENEFIT PAYMENT.

             (i)    A Participant shall elect the  form  in   which
                    his   benefits  are   payable   in   accordance
                    with Subsection (b).

                    Such elections must be made when the Participant makes his initial election to participate in the Plan in accordance with
                    Article 5.

             (ii) Notwithstanding the foregoing, the Participant may elect to change the form(s) elected in accordance with Paragraph (i), provided such new election is made at least one full calendar year prior to the Participant's Normal or Deferred Retirement.

             (iii) Any election made pursuant to this Article shall be made on forms and in the manner prescribed by the Committee and shall be
                    irrevocable, except as provided  in   Paragraph
                    (ii).

12.2   EDUCATION ACCOUNT.

       (a) If a Participant remains continuously employed by the Company until January 1 of the calendar year in which an Eligible Dependent attains age 18, the Company shall pay to the Participant a benefit, as soon after such January 1st and each of the next three anniversaries thereof as administratively practicable, determined as of the Valuation Date immediately preceding or coinciding with each such January 1st as follows:

                   January 1st        Percentage of Eligible
                       Year           Dependent's Subaccount
                   -----------        ----------------------
                        1                       25%
                        2                   33-1/3%
                        3                       50%
                        4                      100%

       (b) Subject to the requirements of Section 7.2, a Participant may establish subaccounts under his Education Account by designating Eligible Dependents. A Participant may have a maximum of five such subaccounts at any time. A Participant's election pursuant to Section 8.2 shall apply uniformly to each subaccount.

       (c) If a Participant terminates his employment for any reason with a balance in his Education Account, the balance shall be transferred to his Retirement Account and distributed in accordance with Subsections 12.1(a) and (b); but no later than he would have received his benefit as provided in Subsection 12.2(a) above.

        (d) Notwithstanding any provision to the contrary, if on the January 1 of the calendar year in which an Eligible Dependent of a Participant attains age 18, the Eligible Dependent's subaccount has a balance of less than $10,000, then the Plan Administrator shall direct that the balance be paid to the Participant in one lump sum.

        (e) If an Eligible Dependent dies prior to the payment of the full amount credited to his subaccount, the balance shall be paid to the Participant as soon as administratively practicable following the Valuation Date coinciding with or immediately following the Eligible Dependent's death.

        (f) For purposes of  this   Section,  "Eligible  Dependent"
             means an individual who is a child, stepchild, grandchild, niece or nephew, or who is otherwise identified as a dependent of a Member for purposes of the Code who is living at any time throughout the
             Enrollment Period and who is either younger than age 14 or younger than age 18 but for whom a subaccount was initially established pursuant to Subsection (b) prior to his attaining age 14.

12.3  FIXED PERIOD ACCOUNT.

        (a) A benefit equal to the lump sum value of the Participant's Fixed Period Account determined as of the Valuation Date coinciding with or immediately preceding the January 1 of the payment year specified by the Participant shall be paid to him as soon as administratively practicable thereafter.

        (b) A Participant shall designate the payment year in the written statement by which the Fixed Period Account is established. The minimum deferral period for such account shall be four Plan Years.

            Subject to the requirements of Section 7.2, a Participant may establish subaccounts under his Fixed Period Account, with separate payment years for each. A Participant may have a maximum of two such subaccounts at any time.

            A  Participant's  election  pursuant  to   Section  8.2
            shall apply uniformly to each subaccount.

        (c) If a Participant's employment terminates for any reason and the Participant has a balance in his Fixed Period Account, the balance shall be transferred to his Retirement Account and be distributed in accordance with Subsections 12.1(a) and (b); but no later than he would have received his benefit as provided in Subsection 12.3(a) above.

12.4  CLAIM PROCEDURE FOR BENEFITS

        (a) Any  request  for  specific  information  with  respect to  benefits  under  the  Plan  must  be  made  to  the
            Committee in writing by a Participant or his Beneficiary. Oral communications will not be recognized as a formal request or claim for benefits.

        (b) The Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, (i) setting forth the specific reasons for such denial; specific references to pertinent plan provisions; a description of any material and information which had been requested but not received by the Committee; and,
            (ii) advising such Participant or Beneficiary that any appeal of such adverse determination must be in writing to the Committee, within such period of time designated by the Committee but, until changed, not more than 60 days after receipt of such notification, and must include a full description of the pertinent issues and basis of such claim.

        (c) If the Participant or Beneficiary fails to appeal such action to the Committee in writing within the prescribed period of time, the Committee's adverse determination shall be final.

        (d) If an appeal is filed with the Committee, the Participant or Beneficiary shall submit such issues he feels are pertinent and the Committee shall reexamine all facts, make a final determination as to whether the denial of benefits is justified under the circumstances, and advise the Participant or Beneficiary in writing of its decision and the specific reasons on which such decision was based, within 60 days of receipt of such written request, unless special circumstances require a reasonable extension of such 60-day period.

12.5  SUBSTITUTE PAYEE

      If  a  Participant  or Beneficiary entitled  to  receive  any benefits hereunder is in his minority, or is, in the judgment of the Committee, legally, physically, or mentally incapable of personally receiving and receipting any distribution, the

      Committee may make distributions to a legally appointed guardian or to such other person or institution as, in the judgment of the Committee, is then maintaining or has custody of the payee.

12.6  SATISFACTION OF LIABILITY

      After all benefits have been distributed in full to a Participant or to his Beneficiary, all liability to such Participant or to his Beneficiary shall cease.

12.7  NONASSIGNABILITY

      No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such action shall be void for all purposes of the Plan. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachments or other legal process for or against any person, except to such extent as may be required by law.

ARTICLE 13

BENEFICIARY DESIGNATION


13.1 Each Participant, upon becoming eligible for participation in the Plan, may designate a Beneficiary to receive the benefits payable in the event of his death, and designate a successor Beneficiary to receive any benefits payable in the event of the death of any other Beneficiary.

13.2 A Participant may change his Beneficiary at any time. All Beneficiary designations and changes shall be made on an appropriate form as designated by the Committee and filed with the Committee.

13.3 If no person shall be designated by the Participant, or if the designated Beneficiary shall not survive the
      Participant, payment of his interest shall be made to the Participant's estate.

ARTICLE 14

AMENDMENT AND TERMINATION


14.1  AMENDMENT

      The Company may amend or otherwise modified the Plan by resolution of its Board of Directors, in whole or in part, either retroactively or prospectively, provided that no amendment or modification shall, with respect to allocations already credited, change the amount of allocations under
      Article 6 or Article 7 or increase the vesting requirements under Article 10.

14.2  TERMINATION

      The Plan may be terminated at any time at the discretion of the Company by resolution of its Board of Directors. Written notification of such action shall be given to each Participant, the Trustee and the Committee. Thereafter, no further allocations or credits shall be made to the Plan. As soon as administratively feasible following termination of the Plan, the Committee shall distribute the amount in each Account to or on behalf of the Participant or Beneficiary entitled thereto.

ARTICLE 15

GENERAL PROVISIONS


15.1  LIMITATION OF RIGHTS

      Neither the establishment of the Plan or the Trust Agreement, nor any modification thereof, nor the creation of an account, nor the payment of any benefits shall be construed as giving any Participant, Beneficiary, or any other person whomsoever, any legal or equitable right against the Company, the Trustee or the Committee unless such right shall be specifically provided for in the Plan or the Trust Agreement or conferred by affirmative action of the Committee in accordance with the terms and provisions of the Plan; or as giving any Participant the right to be retained in the service of the Company, and all Participants and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

15.2  CONSTRUCTION OF AGREEMENT

      The Plan shall be construed according to the laws of the State of Ohio, and all provisions hereof shall be
      administered  according  to,  and  its  validity   shall   be
      determined under, the laws of Ohio where preempted by Federal law.

15.3  SEVERABILITY

      Should any provision of the Plan or any regulations adopted thereunder be deemed or held to be unlawful or invalid for any reason, such fact shall not adversely affect the other provisions or regulations unless such invalidity shall render impossible or impractical the functioning of the Plan and, in such case, the appropriate parties shall immediately adopt a new provision or regulation to take the place of the one held illegal or invalid.

15.4  TITLES AND HEADINGS

      The titles and headings of the Articles in this instrument are for convenience of reference only and, in the event of any conflict, the text rather than such titles or headings shall control.

15.5  BINDING UPON SUCCESSORS

      The liabilities under the Plan shall be binding upon any successor or assign of the Company and any purchaser of the Company or substantially all of the assets of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed this 1st day of March, 1995.


ATTEST:                          By: /s/ Bruce J. Hach
                                     ------------------------------
                                         President

/s/ Mary A. McCray
- --------------------------------
    Asst. Secretary